 Exhibit 99.2

Company registration number: 4320853 (England and Wales)

INGEUS UK LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2013, 31 DECEMBER 2012 AND 31 DECEMBER 2011

Independent Auditors’ Report

The Board of Directors
Ingeus UK Limited:

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Ingeus UK Limited and subsidiaries (together “Ingeus”) which comprise the consolidated balance sheets as of December 31, 2013, 2012, and 2011, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ingeus as of December 31, 2013, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

/s/ KPMG LLP

KPMG LLP

London, United Kingdom

August 12, 2014

INGEUS UK LIMITED (Consolidated)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

	Note	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
		£’000	£’000	£’000

Revenue	3	169,707	118,382	93,040

Cost of sales		(94,622)	(78,936)	(54,583)

Gross profit		75,085	39,446	38,457

Administrative expenses		(44,999)	(42,382)	(32,744)

Other income		-	-	2,600

Operating profit / (loss)	4	30,086	(2,936)	8,313

Finance income	5	72	81	202
Finance costs	6	(30)	(333)	(97)

Profit / (loss) before taxation		30,128	(3,188)	8,418

Income tax (expense) / credit	7	(7,142)	549	(2,451)

Profit / (loss) for the year		22,986	(2,639)	5,967

Total comprehensive income/(expense)		22,986	(2,639)	5,967

INGEUS UK LIMITED (Consolidated)

CONSOLIDATED BALANCE SHEETS

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

		As at 31 Dec 2013	As at 31 Dec 2012	As at 31 Dec 2011
	Note	£’000	£’000	£’000
ASSETS
Non-current assets
Intangible assets and goodwill	10	5,017	5,421	11
Property, plant and equipment	11	6,011	10,118	8,883
Deferred taxation assets	12	907	459	315
Other receivables	13	76	74	159

Total non-current assets		12,011	16,072	9,368

Current assets
Trade and other receivables	14	24,116	20,310	6,627
Cash and cash equivalents	15	5,328	2,789	8,394
Intercompany loan	23	-	3,859	-
Corporation tax		-	70	-

Total current assets		29,444	27,028	15,021

LIABILITIES
Current liabilities
Trade and other payables	16	(18,883)	(15,366)	(9,824)
Provisions	18	(432)	(104)	(40)
Corporation tax		(4,258)	-	(2,323)
Bank loan	19	-	(17,500)	-

Total current liabilities		(23,573)	(32,970)	(12,187)

Net current assets / (liabilities)		5,871	(5,942)	2,834

Non-current liabilities
Trade and other payables	17	(899)	(293)	(305)
Provisions	18	(1,712)	(3,693)	(3,114)

Total non-current liabilities		(2,611)	(3,986)	(3,419)

NET ASSETS		15,271	6,144	8,783

SHAREHOLDER’S EQUITY
Share capital	20	-	-	-
Share premium		5,000	5,000	5,000
Retained earnings		10,271	1,144	3,783

TOTAL EQUITY		15,271	6,144	8,783

INGEUS UK LIMITED (Consolidated)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

	Share	Share	Retained	Total
	capital	premium	earnings	equity
	£’000	£’000	£’000	£’000

Balance at 1 January 2011	-	-	7,785	7,785
Profit for the year	-	-	5,967	5,967
Dividends paid	-	-	(9,969)	(9,969)
New share capital issued	-	5,000	-	5,000

Balance at 31 December 2011	-	5,000	3,783	8,783

	Share	Share	Retained	Total
	capital	premium	earnings	equity
	£’000	£’000	£’000	£’000

Balance at 1 January 2012	-	5,000	3,783	8,783
Loss for the year	-	-	(2,639)	(2,639)

Balance at 31 December 2012	-	5,000	1,144	6,144

	Share	Share	Retained	Total
	capital	premium	earnings	equity
	£’000	£’000	£’000	£’000

Balance at 1 January 2013	-	5,000	1,144	6,144
Profit for the year	-	-	22,986	22,986
Dividends paid	-	-	(13,859)	(13,859)

Balance at 31 December 2013	-	5,000	10,271	15,271

INGEUS UK LIMITED (Consolidated)

CONSOLIDATED CASH FLOW STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

	Note	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
		£’000	£’000	£’000

Cash from operating activities

Profit / (loss) before taxation		30,128	(3,188)	8,418
Depreciation		3,575	3,521	1,599
Amortisation		1,010	169	20
Deferred tax movement		(448)	(144)	66
Finance costs		30	333	97
Release of lease dilapidations provision		(459)	-	-
(Profit) / loss on disposal of property, plant & equipment		(40)	10	-
Lease interest		-	-	(1)
Finance income		(72)	(81)	(202)

Change in working capital		(33,724)	620	9,997

Increase in other receivables (non-current)		(2)	85	-
(Increase) / decrease in investments		-	-	(31)
(Decrease) / Increase in trade and other receivables		(3,806)	(11,453)	3,669
Decrease in trade and other payables		4,124	3,300	(9,012)
(Decrease) / Increase in provisions		(369)	643	1,134

Cash generated from / (used by) operations		34,409	(6,805)	5,757
Tax paid		(2,816)	(1,844)	(2,918)

Net cash from operating activities		31,593	(8,649)	2,839

Cash flows from investing activities

Purchase of property, plant and equipment	11	(990)	(4,766)	(8,163)
Purchase of intangible assets	10	(606)	(1,643)	-
Finance income	5	72	81	-
Intercompany loan	23	3,859	(3,859)	5,000
Acquisition of subsidiary		-	(3,936)	202

Net cash from investing activities		2,335	(14,123)	(2,961)

INGEUS UK LIMITED (Consolidated)

CONSOLIDATED CASH FLOW STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

		Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	Note	£’000	£’000	£’000

Cash flows from financing activities

Finance costs	6	(30)	(333)	(97)
Dividends		(13,859)	-	(9,969)
Loan (repayment) / drawdowns	19	(17,500)	17,500	(111)

Net cash from financing activities		(31,389)	17,167	(10,177)

Net increase/ (decrease) in cash and cash equivalents		2,539	(5,605)	(10,299)

Cash and cash equivalents at 1 January	15	2,789	8,394	18,693

Cash and cash equivalents at 31 December	15	5,328	2,789	8,394

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

1.	AUTHORISATION OF FINANCIAL STATEMENTS AND STATEMENT OF COMPLIANCE WITH IFRS’S Basis of preparation

Ingeus UK Limited is a company incorporated and domiciled in the UK.

The financial information presented within this document does not comprise the statutory accounts of Ingeus UK Limited for the financial years ended 31 December 2013, 31 December 2012 and 31 December 2011 but represents extracts from them. These extracts do not provide as full an understanding of the financial performance and position, or financial and investing activities, of the company as the complete Annual Report.

The statutory accounts for those years have been reported on by the company’s auditor and delivered to the registrar of companies. The reports of the auditor were (i) unqualified, (ii) did not include a reference to any matters to which the auditor drew attention by way of emphasis without qualifying their report, and (iii) did not contain a statement under section 498 (2) or (3) of the Companies Act 2006. The Annual Report, including the auditor’s report, can be obtained free of charge on request to the company at Fourth Floor, 66 Prescot Street, London, E1 8HG.

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards issued by the IASB. These accounts have been prepared to enable the new parent (note 26) to meet its US reporting requirements and are not statutory accounts.

The principal accounting policies adopted in the preparation of these financial statements are set out below. These policies have been consistently applied to all the periods presented, unless otherwise stated.

The following are standards that have been issued but are not effective as 1 January 2013 and have not been early adopted:

●    Amendments to IAS 32 – “Offsetting Financial Assets and Financial Liabilities”.

●    Recoverable amount disclosures for non-financial assets – Amendments to IAS 36.

●    IFRS 15 – Revenue from contracts with customers

●    IFRS 9 – Financial Instruments

The financial statements have been prepared under the historical cost convention and on a going concern basis.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in note 2.

Basis of consolidation

Effective 1 January 2013, the Group has adopted IFRS 10 ‘Consolidated Financial Statements’, IFRS 12 ‘Disclosure of Interests in Other Entities’, along with consequential amendments to IAS 27 ‘Separate Financial Statements’.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

The business combination is accounted for using the acquisition method as at the acquisition date, when control is transferred to the Group. An investor controls an investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.

The Group measures goodwill at the acquisition date as the fair value of the consideration transferred less the fair value of the identifiable assets acquired and liabilities assumed.

Transaction costs associated with the acquisition are expensed as incurred.

The contingent consideration is measured at its acquisition date fair value and included as part of the consideration transferred in the business combination.

Intra-group balances and transactions are eliminated in preparing the consolidated financial statements.

The adoption of these new standards and amendments have not had a significant impact on the Group’s profit for the period, net assets or cash flows.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

2.     ACCOUNTING POLICIES

Revenue recognition

Revenue represents income from employment services, net of value added tax and trade discounts.

Revenue generated under the Work Programme is partly recognised at the time it becomes valid for invoicing, which is typically after the Company has undertaken certain procedures to introduce clients on to the Company’s schemes and / or ensures a client remains in employment. Additional revenue is recognised by the Company for placing clients into employment. This revenue is accrued based on a statistical profile using the number of people that are expected to achieve a specific milestone and is reliably estimated based on the historical experience of the Company. This is due to the terms of the Work Programme contract, whereby the payment for achieving a job start is not paid until 3-6 months after the candidate is placed and remains in a job.

Intangible assets

Computer software licenses

Externally purchased computer software licenses and similar intangible items are capitalised at historical cost and amortised on a straight line basis over their estimated useful lives of three to five years.

Goodwill

Goodwill arising on acquisition is presented within intangible assets. Goodwill is measured at cost less accumulated impairment losses and is reviewed annually for impairment.

Licences

Licences acquired on acquisition are initially recognised at fair value at the acquisition date. They are subsequently reported at cost less accumulated amortisation and impairment losses and amortised on a straight-line basis in profit or loss over the estimated useful life of three years from the start of the relevant contract year.

Contracts

Contracts acquired on acquisition are initially recognised at fair value at the acquisition date. They are subsequently reported at cost less accumulated amortisation and impairment losses and amortised on a straight-line basis in profit or loss over the estimated useful life of five years from the start of the relevant contract year.

Property plant and equipment

Property, plant and equipment are stated at historic purchase cost less accumulated depreciation and any impairment. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful economic life.

The estimated useful economic life of a leasehold improvement asset is determined by the length of the property lease for that site, provided it does not exceed:

1.    the length of the underlying revenue contract for that site; or

2.    the asset’s economic useful life.

The annual depreciation rates applicable are as follows:

Leasehold improvements	2 – 5 years
Office equipment and fittings	3 years
Computer equipment	3 – 5 years

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

2.	ACCOUNTING POLICIES (continued)

Impairment of assets

At each reporting period, the Group reviews the carrying amounts of its intangible assets to assess whether there is any indication that an asset may be impaired. Where an indicator of impairment exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. When it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the cash generating unit (CGU) to which the asset belongs. When a reasonable and consistent basis of allocation can be identified, corporate assets are allocated to individual CGUs, or otherwise allocated to the smallest group of CGUs for which a reasonable and consistent allocation basis can be identified.

Recoverable amount is the higher of fair value less costs to sell and value in use and is determined for an individual asset or CGU. Discount rates reflecting the asset specific risks and the time value of money are used in the value in use calculation.

The Group tests each cash generating unit’s (“CGU”) intangible assets for impairment annually or more frequently if there are indications that goodwill might be impaired.

The recoverable amounts of the CGU are determined from value in use calculations which are estimated using a discounted cash flow model. The Group prepares annual cash flow forecasts derived on estimated profits for the next year. From this the Group extrapolates the future cash flows based on estimated national growth of 3.5% and a discount factor of 4.6%.

The key assumptions across the CGU for the value in use calculations are those regarding profit forecasts, terminal growth rate, risk factor and discount rate. The Group has approved the forecasts used for the next five years. The terminal growth rates are based on skills business growth forecast.

Management has estimated the risk rate based on potential contract renewal and the discount rate reflects the Group’s current market assessments of the time value of money.

Leasing

Assets obtained under hire purchase contracts and finance leases, where substantially all the risks and rewards of ownership are transferred to the Group, are capitalised as property, plant and equipment and depreciated over the shorter of the lease term and their useful lives. Obligations under such agreements are included in payables net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the income statement so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

Rentals payable under operating leases are charged against income on a straight line basis over the lease term. Benefits received and receivable as an incentive to sign an operating lease are similarly spread on a straight-line basis over the lease term.

Trade receivables

Trade receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method, less provision for impairment. A provision for impairment of trade receivables is established when there is objective evidence that the Group will not be able to collect all amounts due according to the original terms of the receivables.

The carrying amount of the asset is reduced through the use of an allowance account, and the amount of the loss is recognised in the income statement within ‘Administrative expenses’. When a trade receivable is uncollectible, it is written off against the allowance account for trade receivables. Subsequent recoveries of amounts previously written off are credited against ‘Administrative expenses’ in the income statement.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

2.	ACCOUNTING POLICIES (continued)

Trade payables

Trade payables are recognised initially at fair value and subsequently measured at amortised cost.

Provisions

Provisions are recognised as a liability when a present obligation exists in respect of a past event and where the amount can be reliably estimated. Provisions are discounted where the time value of money is considered material.

Pension costs

The amount charged to the income statement represents the contributions payable by the Group to the defined contribution pension scheme. There were outstanding contributions at the end of the year amounting to £184k (31 December 2012: £177k, 31 December 2011: £43k) and these are included in other payables.

Cash and cash equivalents

Cash and cash equivalents comprise cash at bank and in hand and short term deposits. Short term deposits are defined as deposits with an initial maturity of three months or less.

Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to the income statement.

Income tax

Income tax expense represents the sum of the tax currently payable and deferred income tax.

The tax currently payable is based on taxable profit for the period. Taxable profit differs from net profit as reported in the income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. However the deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction, other than a business combination, that at the time of the transaction affects neither accounting, nor taxable profit or loss.

Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the balance sheet date and are expected to apply when the related deferred tax asset is realised or the deferred tax liability is settled. Deferred tax is not discounted.

Deferred income tax assets are recognised to the extent that it is probable that the future taxable profit will be available against which the temporary differences can be utilised.

Significant accounting estimates and judgements

The preparation of these financial statements requires the use of estimates and judgements that affect the carrying amounts of assets and liabilities at the date of these financial statements and the reported amounts of revenues and expenses during the reporting period. Although these estimates and judgements are based on management’s best knowledge of the amount, events or actions, ultimately actual results may differ from those estimates. The key estimates and judgements used in these financial statements are set out below.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

2.	ACCOUNTING POLICIES (continued)

Revenue recognition

Revenue is recognised when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the Group’s activities. The Group bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement. The directors have made estimates regarding revenue and certain other provisions based on their knowledge and estimates of the change in contract base that has occurred within the business during the year.

Revenue generated under the Work Programme is partly recognised at the time it becomes valid for invoicing, which is typically after the Company has undertaken certain procedures to introduce clients on to the Company’s schemes and / or ensures a client remains in employment. Additional revenue is recognised by the Company for placing clients into employment. This revenue is accrued based on a statistical profile using the number of people that are expected to achieve a specific milestone and is reliably estimated based on the historical experience of the Company. This is due to the terms of the Work Programme contract, whereby the payment for achieving a job start is not paid until 3-6 months after the candidate is placed and remains in a job.

Income taxes

Significant judgement is required in determining the Group provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business.

The Group recognises liabilities for anticipated tax based on estimates as to whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provision in the year in which such determination is made.

Impairment excluding deferred tax assets

The carrying amounts of the Group’s non-financial assets, other than deferred tax assets, are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, then the asset’s recoverable amount is estimated. For goodwill, and intangible assets that have indefinite useful lives or that are not yet available for use, the recoverable amount is estimated each year at the same time.

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and its fair value less costs to sell. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. For the purpose of impairment testing, assets that cannot be tested individually are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or groups of assets (the “cash-generating unit”).

An impairment loss is recognised if the carrying amount of an asset or its CGU exceeds its estimated recoverable amount. Impairment losses are recognised in profit or loss. Impairment losses recognised in respect of CGUs are allocated to reduce the carrying amounts of the assets in the unit (group of units) on a pro rata basis.

Impairment losses recognised in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists. An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortisation, if no impairment loss had been recognised.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

3.	REVENUE

The total revenue of the Group for the current and prior period has been derived from its principal activity wholly undertaken in the United Kingdom.

4.	OPERATING PROFIT

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000
Operating profit is stated after crediting / (charging):
Other income	-	-	2,600
Amortisation of intangible assets	(1,010)	(169)	(20)
Depreciation of owned property, plant and equipment	(3,575)	(3,521)	(1,497)
Depreciation of leased property, plant and equipment	-	-	(102)
Reduction of lease dilapidations provision (see note 18)	460	-	-
Operating lease rentals – property	(3,938)	(3,702)	(3,832)
Auditor’s remuneration – audit	(78)	(70)	(90)
Auditor’s remuneration – non audit services	(45)	(88)	(24)

5.	FINANCE INCOME

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000

Bank interest	72	81	202

6.	FINANCE COSTS

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000

Other interest	30	333	97

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

7.	INCOME TAX EXPENSE

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000
Domestic current year tax
UK Corporation tax	7,563	17	2,423
Adjusting for prior years (Foreign Tax)	-	-	(38)
Under provision in prior year	27	-	-
Loss recognised in year applied to prior year tax expense	-	(418)	-

Current tax charge/(benefit)	7,590	(401)	2,385

Deferred tax
Deferred tax charge / (credit) (note 12)	(405)	(155)	55
Overprovision in prior year (note 12)	(43)	7	(14)
Reduction in tax rate	-	-	25
Deferred tax (credit)/expense	(448)	(148)	66

Income tax expense/(benefit)	7,142	(549)	2,451

The tax charge is higher (year ended 31 December 2012: lower, year ended 31 December 2011: higher) than the standard rate of tax at 23.25% (2012: 24.5%, 2011: 26.5%). The differences are explained below:

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
Factors affecting the tax charge for the year

Profit / (loss) before taxation	30,128	(3,188)	8,418

UK profit on ordinary activities before taxation multiplied by standard corporation tax at 23.25% (year ended 31 December 2012: 24.5%, year ended 31 December 2011: 26.5%)	7,053	(781)	2,231

Effects of:
Non-deductible expenses	19	190	247
Non-taxable income	(5)	-	-

Effect of corporation tax rate falling to 24% (2012: 25%, 2011: 25%)	91	35	25
Under / (over) provided in prior years – current tax	27	-	(38)
(Over) / Under provided in prior years – deferred tax	(43)	7	(14)

Income tax expense/(benefit)	7,142	(549)	2,451

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

7.	INCOME TAX EXPENSE (continued)

The 2013 Budget on 20 March 2013 announced that the UK corporation tax rate will reduce to 21 per cent for the financial year commencing 1 April 2014; and, 20 per cent for the financial year commencing 1 April 2015.  A reduction in the rate from 25% to 24% (effective from 1 April 2012) was substantively enacted on 26 March 2012, and further reductions to 23% (effective from 1 April 2013) and 21% (effective from 1 April 2014) were substantively enacted on 3 July 2012 and 18 July 2013 respectively.  This will reduce the company’s future current tax charge accordingly. The deferred tax asset at 31 December 2013 has been calculated based on the rate of 21% substantively enacted at the balance sheet date.

8.	PENSION COSTS

Defined contribution

The Group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the Group in an independently administered fund. The pension cost charged represents contributions payable by the Group to the fund. There were outstanding contributions at the end of the financial period amounting to £184k (Year ended 31 December 2012: £177k, Year ended 31 December 2011: £43K) and these are included in other payables.

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000

Contributions payable by the Group for the year (note 8)	1,572	1,363	1,123

9.	ACQUISITION OF SUBSIDIARY

On 19 November 2012, the Group acquired 100% of Ingeus Training Limited (previously Zodiac Training Limited), a provider of training and development programmes.

The following summarises consideration transferred, and the recognised amounts of assets acquired and liabilities assumed at the acquisition date.

Consideration transferred

2012 £’000

Cash	3,342
Deferred consideration	385
Contingent consideration	175

3,902

Contingent consideration

The Group paid the vendor within six months of the acquisition date additional consideration of £175k.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

9.	ACQUISITION OF SUBSIDIARY (continued)

Identifiable assets acquired and liabilities assumed

2012 £’000

Property, plant & equipment	64
Intangible assets	1,620
Trade and other receivables	491
Cash and cash equivalents	741
Deferred tax liabilities	(4)
Provisions	(43)
Trade and other payables	(1,283)

1,586

Goodwill

Goodwill was recognised as a result of the acquisition as follows:

	Note	2012 £’000

Total consideration transferred		3,902
Fair value of identifiable net assets		(1,586)

	11	2,316

Acquisition related costs

The Group incurred acquisition related costs of £nil (2012:£253k) related to external legal fees and due diligence costs. These costs have been included in ‘administrative expenses’ in the consolidated statement of comprehensive income.

10.   INTANGIBLE ASSETS

	Goodwill	Licenses	Contracts	Computer software licenses	Total
	£’000	£’000	£’000	£’000	£’000
Cost
At 1 January 2013	2,316	240	1,380	1,945	5,881
Additions	-	-	-	606	606

At 31 December 2013	2,316	240	1,380	2,551	6,487

Amortisation
At 1 January 2013	-	-	-	460	460
Charge for the year	-	80	276	654	1,010

At 31 December 2013	-	80	276	1,114	1,470

Net book value
At 31 December 2013	2,316	160	1,104	1,437	5,017

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

10.     INTANGIBLE ASSETS (continued)

	Goodwill	Licenses	Contracts	Computer software licenses	Total
	£’000	£’000	£’000	£’000	£’000
Cost
At 1 January 2012	-	-	-	451	451
Acquisition through business combinations	2,316	240	1,380	-	3,936
Additions	-	-	-	1,643	1,643
Disposals	-	-	-	(149)	(149)

At 31 December 2012	2,316	240	1,380	1,945	5,881

Amortisation
At 1 January 2012	-	-	-	440	440
Charge for the year	-	-	-	169	169
Disposals	-	-	-	(149)	(149)

At 31 December 2012	-	-	-	460	460

Net book value
At 31 December 2012	2,316	240	1,380	1,485	5,421

Computer
software
licenses
£’000
Cost
At 1 January 2011 and 31 December 2011	451

Accumulated amortisation
At 1 January 2011	420
Charge for the year	20

At 31 December 2011	440

Net book value
At 31 December 2011	11

2012 Acquisitions

The value of the licence and contracts acquired in the year is attributable to the existing Skills Funding Agency registration and contracts held by Ingeus Training Ltd.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

11.	PROPERTY, PLANT AND EQUIPMENT

	Leasehold improvements	Office equipment and fittings	Computer equipment	Total
	£’000	£’000	£’000	£’000
Cost
At 1 January 2013	11,364	4,566	2,920	18,850
Transfer of assets	9	21	173	203
Additions	492	295	203	990
Disposals	(2,273)	(7)	-	(2,280)

At 31 December 2013	9,592	4,875	3,296	17,763

Accumulated depreciation
At 1 January 2013	5,119	2,482	1,131	8,732
Charge for the year	1,542	1,164	869	3,575
Transfer of assets	9	21	173	203
Disposals	(758)	-	-	(758)

At 31 December 2013	5,912	3,667	2,173	11,752

Net book value
At 31 December 2013	3,680	1,208	1,123	6,011

	Leasehold improvements	Office equipment and fittings	Computer equipment	Total
	£’000	£’000	£’000	£’000
Cost
At 1 January 2012	10,651	3,786	2,653	17,090
Acquisition through business combinations	-	64	-	64
Additions	1,731	1,441	1,530	4,702
Disposals	(1,018)	(725)	(1,263)	(3,006)

At 31 December 2012	11,364	4,566	2,920	18,850

Accumulated depreciation
At 1 January 2012	4,413	2,073	1,721	8,207
Charge for the year	1,724	1,124	673	3,521
Disposals	(1,018)	(715)	(1,263)	(2,996)
At 31 December 2012	5,119	2,482	1,131	8,732

Net book value
At 31 December 2012	6,245	2,084	1,789	10,118

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

11.     PROPERTY, PLANT AND EQUIPMENT (continued)

	Leasehold	Office equipment	Computer	Total
	improvements	and fittings	equipment
	£’000	£’000	£’000	£’000
Cost
At 1 January 2011	4,975	2,208	1,744	8,927
Additions	5,676	1,578	909	8,163

At 31 December 2011	10,651	3,786	2,653	17,090

Accumulated depreciation
At 1 January 2011	3,588	1,689	1,331	6,608
Charge for the year	825	384	390	1,599

At 31 December 2011	4,413	2,073	1,721	8,207

Net book value
At 31 December 2011	6,238	1,713	932	8,883

Assets held under finance leases and hire purchase contracts (included above).

No assets or accumulated depreciation included above were held under finance leases and hire purchase contracts at 31 December 2012 and 31 December 2013.

	Office	Computer	Total
	equipment	equipment
	£’000	£’000	£’000
Cost
At 1 January 2012	231	827	1,058
Disposals	(231)	(827)	(1,058)

At 31 December 2012	-	-	-

Accumulated Depreciation
At 1 January 2012	231	827	1,058
Disposals	(231)	(827)	(1,058)

At 31 December 2012	-	-	-

Net Book Value
31 December 2012	-	-	-

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

11.     PROPERTY, PLANT AND EQUIPMENT (continued)

	Office	Computer	Total
	equipment	equipment
	£’000	£’000	£’000
Cost
At 1 January 2011	231	723	954
Additions	-	104	104
Accumulated depreciation
31 December 2011	(231)	(827)	(1,058)

Net book value
31 December 2011	-	-	-

12.	DEFERRED TAXATION ASSET

The deferred tax asset is made up as follows:

	2013	2012	2011
	£’000	£’000	£’000

Balance at 1 January	459	315	381
Deferred tax charge (note 7)	405	155	(55)
Overprovision in prior year (note 7)	43	(7)	14
Acquired in business combination	-	(4)	-
Difference in rates	-	-	(25)

Balance at 31 December	907	459	315

	2013	2012	2011
	£’000	£’000	£’000

Accelerated capital allowances	687	418	304
Other provisions	54	-	-
Unpaid incentive plan provision	127	-	-
Unpaid pension contributions	39	41	11

	907	459	315

There is no amount of unprovided deferred tax.

13.	OTHER RECEIVABLES

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000
Non-current
Cash deposits	76	74	159

The above includes cash deposits secured against property leases.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

14.	TRADE AND OTHER RECEIVABLES - CURRENT

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000

Trade receivables	5,613	2,017	1,236
Other taxes and social security costs	-	-	522
Other receivables	85	105	782
Prepayments and accrued income	18,418	18,188	4,087

	24,116	20,310	6,627

15.	CASH AND CASH EQUIVALENTS

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000

Short term bank deposits	-	-	5,574
Cash	5,328	2,789	2,820

Cash and cash equivalents per cash flow statement and balance sheet	5,328	2,789	8,394

16.	TRADE AND OTHER PAYABLES – CURRENT

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000

Trade payables	4,353	4,333	4,795
Amounts owed to group undertakings	3	203	1,041
Other taxes and social security costs	5,388	3,745	-
Other payables	212	811	71
Accruals and deferred income	8,927	6,274	3,917

	18,883	15,366	9,824

17.	TRADE AND OTHER PAYABLES – NON-CURRENT

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000

Other payables	293	293	305
Accruals	606	-	-
	899	293	305

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

18.	PROVISIONS

Lease
dilapidations
£’000

Balance at 1 January 2013	3,797
Charged to provision	369
Released to income statement	(459)
Released on Disposal	(126)
Adjustment to cost on new surveyor reports	(1,437)

At 31 December 2013	2,144

At 31 December 2013
Current liabilities	432
Non-current liabilities	1,712

2,144
At 1 January 2013
Current liabilities	104
Non-current liabilities	3,693
3,797

Lease
dilapidations
£’000

Balance at 1 January 2012	3,154
Charged to provision	750
Released to income statement	(150)
Assumed in business combination	43

At 31 December 2012	3,797

At 31 December 2012
Current liabilities	104
Non current liabilities	3,693

3,797

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

18.   PROVISIONS (continued)

At 1 January 2011
Current liabilities	40
Non current liabilities	3,114
3,154

Lease
dilapidations
£’000

Balance at 1 January 2011	2,020
Charged to provision	1,893
Released to income statement	(759)

At 31 December 2011	3,154

At 31 December 2011
Current liabilities	40
Non current liabilities	3,114
3,154

At 1 January 2011
Current liabilities	1,487
Non current liabilities	533

2,020

Lease dilapidations

This provision represents the estimated lease dilapidation costs on the Group’s operating lease tenancies. It is anticipated that these provisions will be utilised between 2014 and 2018.

These provisions were professionally re-evaluated in the year which led to the £460,000 credit to the income statement.

19.	BANK LOAN

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000

Unsecured bank loan	-	17,500	-

The bank loan represents an available facility of £20,000,000 (2012:£40,000,000) which expires on 30 September 2014 and is unsecured. Drawdowns from this facility are available on rolling three month periods. The loan had an effective interest rate of 2.09%.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

20.  SHARE CAPITAL

	A Ordinary Shares
	Number of Shares
	2013	2012	2011

In issue at 1 January and 31 December	2	2	2

	B Ordinary Shares
	Number of Shares
	2013	2012	2011

In issue at 1 January and 31 December	2	2	2

21.  FINANCIAL COMMITMENTS

At 31 December 2013, 31 December 2012 and 31 December 2011 the Group had commitments under non-cancellable operating leases as follows:

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000
Expiry date:
Less than one year	3,443	4,149	3,316
Between two and five years	6,539	9,240	10,415
Later than five years	-	895	-

	9,982	14,284	13,731

Nine operating lease agreements are supported by rental guarantees secured by a cash deposit with the landlords amounting to £43k (year ended 31 December 2012: £60k, year ended 31 December 2011: £159k) (note 14).

22.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The objective of the Group's capital management is to ensure that it maintains strong credit ratings and capital ratios. This will ensure that the business is correctly supported and shareholder value is maximised.

The Group manages its capital structure through adjustments that are dependent on economic conditions. In order to maintain or adjust the capital structure, the Group may choose to change or amend dividend payments to shareholders or issue new share capital to shareholders. There were no changes to the objectives or policies during the years ended 31 December 2013, 31 December 2012 and 31 December 2011.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

22.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (continued)

(a)	Fair values of financial instruments

Trade and other receivables

The fair value of trade and other receivables, excluding construction contract debtors, is estimated as the present value of future cash flows, discounted at the market rate of interest at the balance sheet date if the effect is material.

Trade and other payables

The fair value of trade and other payables is estimated as the present value of future cash flows, discounted at the market rate of interest at the balance sheet date if the effect is material.

Cash and cash equivalents

The fair value of cash and cash equivalents is estimated as its carrying amount where the cash is repayable on demand. Where it is not repayable on demand then the fair value is estimated at the present value of future cash flows, discounted at the market rate of interest at the balance sheet date.

Interest-bearing borrowings

Fair value is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the balance sheet date.

The fair values of all financial assets and financial liabilities by class together with their fair carrying amounts shown in the balance sheet are as follows

	Carrying amount
	Dec 2013	Dec 2012	Dec 2011
	£’000	£’000	£’000
Financial assets
Cash and cash equivalents	5,328	2,789	8,394
Receivables	24,116	18,080	6,627

	29,444	20,869	15,021

Financial liabilities
Trade and other payables	(18,883)	(13,136)	(9,824)

	Fair value
	Dec 2013	Dec 2012	Dec 2011
	£’000	£’000	£’000
Financial assets
Cash and cash equivalents	5,328	2,789	8,394
Receivables	24,116	18,080	6,627

	29,444	20,869	15,021

Financial liabilities
Trade and other payables	(18,883)	(13,136)	(9,824)

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

22.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (continued)

(b)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s receivables from customers and investment securities.

Internal risk control assesses the credit quality of the customers, taking into account its financial position, past experience and other factors set by the board.

Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure. Therefore, the maximum exposure to credit risk at the balance sheet date was £27,858k (2012: £19,172k, 2011: £10,934k) being the total of the carrying amount of financial assets, excluding prepayments, shown in the table above.

The maximum exposure to credit risk for trade receivables at the balance sheet date was £5,613k (2012: £2,017k, 2011: £1,236k), not all are current.

Credit quality of financial assets and impairment losses

The aging of trade receivables at the balance sheet date was:

	Gross	Impairment	Gross	Impairment	Gross	Impairment
	Dec 2013	Dec 2013	Dec 2012	Dec 2012	Dec 2011	Dec 2011
	£’000	£’000	£’000	£’000	£’000	£’000

Not past due	5,440	-	1,750	-	969	-
Past due 0–30 days	139	-	209	-	52	-
Past due 31–120 days	34	-	58	-	215	-

	5,613	-	2,017	-	1,236	-

There was impairment of trade receivables of £21k in 2013, £28k in 2012, and no impairment in 2011. Trade receivables that are less than three months past due are not considered impaired. As of 31 December 2013, trade receivables of £173k, 31 December 2012: £267k, 31 December 2011: £267k were past due but not impaired. These relate to government contracts for which there is no history of default.

The allowance account for trade receivables is used to record impairment losses unless the Group is satisfied that no recovery of the amount owing is possible; at that point the amounts considered irrecoverable are written off against the trade receivables directly.

(c)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments.

The Group's main exposure to risk is through interest rates. The Group finances its operations through retained profits and has minimal financing exposure on leased assets.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

22.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (continued)

(d)	Interest rate risk

At the balance sheet date the interest rate profile of the Group’s interest-bearing financial instruments was

	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000
Fixed rate instruments:
Financial assets	5,328	2,789	8,394
Financial liabilities	-	(17,500)	-

	5,328	(14,711)	8,394

The Group does not account for any fixed rates financial assets and liabilities at fair value through the profit and loss. Therefore a change in interest rates at the reporting date would not affect profit.

The Group finances its operations through retained profits and has minimal financing exposure on leased assets. This analysis is performed on the same basis for 2012 and 2011.

The Group finances its operations through retained profits and a loan facility with Lloyds TSB Bank Plc. As at 31 December 2013 the Group had no external loans, with the Lloyds loan being repaid in full in May 2013. Given the forecast short-term requirement of this loan and the stability of market interest rates, the Group has limited risk by fixing rates on the drawn amount.

(e)	Foreign currency risk

The Group trades mainly in sterling and therefore has no significant currency risk.

(f)	Liquidity risk

The Group seeks to manage financial risk by ensuring sufficient liquidity is available to meet foreseeable needs and to invest cash assets, when available, safely and profitably.

Management rolling forecasts of the Group’s liquidity reserve, borrowings and cash and cash equivalents on the basis of expected cash flow. The Group’s liquidity management policy invoices projecting cash flows in sterling and considering the level of liquid assets necessary to meet these and monitoring balance sheet liquidity ratios against internal and external regulatory requirements.

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the effect of netting agreements:

	Year ended 31 Dec 2013
	Carrying amount	Contractual cash flows	1 year or less	1 to <2 years	2 to <5 years
	£’000	£’000	£’000	£’000	£’000

Non-derivative financial liabilities
Trade and other payables	19,782	19,782	18,883	899	-

	19,782	19,782	18,883	899	-

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

22.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (continued)

	Year ended 31 Dec 2012
	Carrying amount	Contractual cash flows	1 year or less	1 to <2 years	2 to <5 years
	£’000	£’000	£’000	£’000	£’000

Non-derivative financial liabilities
Trade and other payables	13,429	13,541	13,248	293	-

	13,429	13,541	13,248	293	-

	Year ended 31 Dec 2011
	Carrying amount	Contractual cash flows	1 year or less	1 to <2 years	2 to <5 years
	£’000	£’000	£’000	£’000	£’000

Non-derivative financial liabilities
Finance lease liabilities	-	-	-	-	-
Trade and other payables	10,129	10,129	9,824	305	-

	10,129	10,129	9,824	305	-

(g)	Capital management

The objective of the Group’s capital management is to ensure that it maintains strong credit ratings and capital ratios. This will ensure that the business is correctly supported and shareholder value is maximised.

The Group’s main objectives when managing capital is to protect returns to shareholders by ensuring the Group will continue to trade in the foreseeable future. The Group also aims to maximise its capital structure of debt and equity so as to minimise its cost of capital.

The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss. Therefore a change in interest rates at the reporting date would not affect profit or loss.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

23.	RELATED PARTY TRANSACTIONS

	Transaction value for the year ended
	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000
Management charges
Ingeus Limited	38	38	460
Ingeus Europe Limited	4,456	4,519	3,769
Deloitte LLP	355	721	2,369
Black Fin Management Limited			92
Eclipse Partners Limited	-	59	50

Transactions on behalf of related party
Ingeus Europe Ltd	161	322	-
Ingeus Social Ventures Limited			558

Loans
Ingeus Europe Limited	-	3,859	-

Purchase of assets
Ingeus Europe Limited	204	2,178	-

	Balance outstanding at
	31 Dec 2013	31 Dec 2012	31 Dec 2011
	£’000	£’000	£’000
Management charges
Ingeus Limited	(3)	-	(3)
Ingeus Europe Limited	(9)	(15)	(430)
Deloitte LLP	(92)	(131)	(245)
Black Fin Management Limited	-	-	-
Eclipse Partners Limited	-	-	-

Transactions on behalf of related party
Ingeus Europe Ltd	9	(1)	-
Ingeus Social Ventures Limited	-	-	(364)

Loans
Ingeus Europe Limited	-	3,859	-

Purchase of assets
Ingeus Europe Limited	-	(55)	-

Amounts owed to Ingeus Limited and Ingeus Europe Limited are unsecured, incur interest at 1% above London interbank base rate and repayable on demand (there was no interest charge in 2011 and 2012). Invoices from Deloitte LLP are repayable when presented and do not incur interest charges. Due to prompt payment no interest was incurred in the year. Amounts owed to Ingeus Social Ventures Limited do not incur interest charges.

For years ended 31 December 2012 and 2011, David Merritt was a director of both Ingeus UK Limited and Blue Fin Management Limited. Fees of £59,000 (2012) and £50,000 (2011) for John Connolly’s services were paid to Eclipse Partners Limited, but were recharged to Deloitte LLP. John Connolly was a director of both Ingeus UK Limited and Eclipse Partners Limited during 2012 and 2011.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

23.	RELATED PARTY TRANSACTIONS (continued)

Deloitte LLP and Ingeus Limited have provided a joint and several guarantee in relation to the bank facility of £40,000,000 and a performance and liability guarantee for certain contracts entered in to by Ingeus UK Limited.

Key Management

	Year ended 31 Dec 2013	Year ended 31 Dec 2012	Year ended 31 Dec 2011
	£’000	£’000	£’000

Aggregate emoluments	617	332	531
Social security costs	84	45	36
Pension contributions	25	25	23
Amounts paid to / accrued for third parties in respect of key management services	488	285	-

	1,214	687	590

Included in key management expense for year ended 31 December 2013 is an accrual of £606k relating to a long term incentive plan payment for two directors.

24.	ULTIMATE AND CONTROLLING PARTY

In March 2011, Ingeus Limited entered into a subscription agreement with Deloitte LLP for the issue of shares in Ingeus UK Limited which allowed both parties to own 50% of the enlarged share capital. Ingeus Limited was the ultimate parent company of Ingeus UK Ltd prior to the subscription agreement.

As at 31 December 2013, 31 December 2012 and 31 December 2011, the Group was jointly owned by Ingeus Limited (registered office Level 11, Oracle House, 300 Ann Street, Brisbane, Queensland 4000, Australia) and Deloitte LLP (registered office 2 New Street Square, London EC4A 3BZ). The directors do not believe there to be an ultimate controlling party.

INGEUS UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS (continued)

FOR THE YEAR ENDED 31 DECEMBER 2013, 31 DECEMBER 2012, 31 DECEMBER 2011

25.	CONTINGENT LIABILITY

The Group has the following guarantees as at 31 December 2013:

Rental guarantee provided by Lloyds TSB Bank Plc. to OMFS Company 1 Limited in regards of the operating lease for Third Floor, The Registry, Royal Mint Court, London. The total liability is limited to £225k (2012: £225k, 2011: £Nil) and expired on 28 March 2014.

The Group has the following guarantees as at 31 December 2012:

Rental guarantee provided by HSBC Bank Plc. to OMFS Company 1 Limited in regards of the operating lease for Third Floor, The Registry, Royal Mint Court, London. The total liability is limited to £225k (2011: £225k) and expired on 28 March 2014. This guarantee was discharged on 5 March 2013.

Rental guarantee provided by Lloyds TSB Bank Plc. to OMFS Company 1 Limited in regards of the operating lease for Third Floor, The Registry, Royal Mint Court, London. The total liability is limited to £225k (2011: £Nil) and expired on 28 March 2014.

On 08 March 2011 the company discharged a financial guarantee provided to HSBC Australia Limited in respect of a loan facility arranged by Ingeus Limited. There is no contingent liability at 31 December 2011 in respect of bank borrowings or guarantees made against this facility.

26.	POST BALANCE SHEET EVENTS

On 1 April 2014, it was announced that Deloitte was selling its share in Ingeus UK Limited to Ingeus Limited. Ingeus Limited also announced an agreement to be acquired by Providence Service Corporation, an SEC listed entity.

The deal was finalised on 30 May 2014.

The bank loan facility provided by Lloyds Bank Plc. with available facility of £20,000,000 (note 19) was cancelled on 14 May 2014.

The rental guarantee provided by Lloyds TSB Plc. to OMFS Company 1 Limited in regards of the operating lease for Third Floor, The Registry, Royal Mint Court, London (note 25) was released on 28 March 2014.

These accounts were approved by the Board of Directors on 7 August 2014.

Ingeus UK Limited

Directors’ Declaration

31 December 2013

Directors’ Declaration

1.	In the opinion of the directors of Ingeus UK Limited (the “Company”):

a)

the financial statements and notes, set out on pages 3 to 32, present fairly the Group’s financial position as at 31 December 2013, 31 December 2012 and 31 December 2011 and its performance, for the financial years ended on that date and comply International Financial Reporting Standards as issued by the International Accounting Standards Board;

b)	there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

Signed in accordance with a resolution of the directors:

/s/ Thérèse Rein

Thérèse Rein

Director

12 August 2014

London